JPMORGAN EQUITY FUNDS

JPMorgan Small Cap Growth Fund

(a series of JPMorgan Trust II)

All Share Classes

Supplement dated April 11, 2005

to the Equity Prospectuses dated February 19, 2005

Changes to Fund Managers for Small Cap Growth Fund. The following information replaces the text under “The Fund Managers - JPMorgan Small Cap Growth Fund” in the Equity Fund Prospectuses:

JPMorgan Small Cap Growth Fund. Eytan Shapiro, CFA, and Christopher Mark Vyvyan Jones serve as portfolio managers for the JPMorgan Small Cap Growth Fund. Mr. Shapiro joined JPMorgan Investment Advisors Inc. (JPMorgan Investment Advisors) in July 2004. In addition to his position at JPMorgan Investment Advisors, Mr. Shapiro is a vice president and research analyst for J.P. Morgan Investment Management Inc. (JPMIM). Mr. Shapiro has worked with JPMorgan Chase and Co. (JPMorgan Chase) or its affiliates (or one of its predecessors) since 1985. Mr. Jones joined JPMorgan Investment Advisors in April 2005. In addition to his position at JPMorgan Investment Advisors, Mr. Jones is a Managing Director and head of the small company team for JPMIM. Mr. Jones has worked as a portfolio manager with JPMorgan Chase or its affiliates (or one of its predecessors) since 1982.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

TOG-F-120-5